Exhibit 99.1

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[LOGO]

Financial DNA

Emerging Payments Conference

May 12, 2005

Forward Looking Statements

The statements contained in this presentation that are not historical facts are forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations, forecasts and assumptions that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in, or implied by, the forward-looking statements. The Company has attempted, whenever possible, to identify these forward-looking statements using words such as “may,” “will,” “should,” “projects,” “estimates,” “expects,” “plans,” “intends,” “anticipates,” “believes,” and variations of these words and similar expressions. Similarly, statements herein that describe the Company’s business strategy, prospects, opportunities, outlook, objectives, plans, intentions or goals are also forward-looking statements. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: the Company’s reliance upon a small number of customers for a significant portion of its revenue; competitive factors such as pricing pressures; the Company’s ability to grow its business domestically and internationally by generating greater transaction volumes, acquiring new customers or developing new service offerings; fluctuations in the Company’s quarterly results because of the seasonal nature of the business and other factors outside of the Company’s control; the Company’s ability to identify, execute or effectively integrate future acquisitions; the Company’s ability to adapt to changing technology; additional costs related to compliance with the Sarbanes-Oxley Act of 2002, any revised New York Stock Exchange listing standards, Securities and Exchange Commission (SEC) rule changes or other corporate governance issues; and other risk factors described in the Company’s annual report filed with the SEC on March 31, 2005. In addition, the statements in this presentation are made as of May 12, 2005. The Company expects that subsequent events or developments will cause its views to change. The Company undertakes no obligation to update any of the forward-looking statements made herein, whether as a result of new information, future events, changes in expectations or otherwise. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to May 12, 2005.

[LOGO]

Financial Measures

In addition to the results presented in accordance with generally accepted accounting principles, or GAAP, in this presentation the Company presents EBITDA and adjusted earnings and adjusted earnings per share, which are non-GAAP measures. EBITDA is determined by taking operating income and adding back amortization of intangible assets, depreciation and amortization of property and equipment and stock compensation expense. Adjusted earnings is determined by taking pretax income or loss after equity in net loss of unconsolidated affiliate and adding back certain non-cash items, including amortization of intangible assets, stock compensation expense and the write-off of debt issuance costs, and the result is tax effected at a 38% rate. The Company believes that these non-GAAP measures, viewed in addition to and not in lieu of the Company’s reported GAAP results, provide useful information to investors because these metrics provide a more focused measure of operating results. These metrics are an integral part of the Company’s internal reporting to measure operations of the Company and the performance of senior management. A reconciliation to comparable GAAP measures is available in this presentation. The non-GAAP measures presented herein may not be comparable to similarly titled measures presented by other companies.

Management Representatives

Chairman and Chief Executive Officer	Jack McDonnell

EVP and Chief Financial Officer	Henry Graham

VP of Finance and Investor Relations	Pam Bentley

Agenda

•                  Who we are

•                  Why invest

•                  What we do

•                  How we do it

•                  Why we win

•                  Financial highlights

Who We Are

•                  Gold standard of critical, value-added network connectivity and data transport services to customers in over 13 countries around the world

•                  Our expertise and network designs address our customers data communications needs at an optimum level of performance and value

•                  We service:

•                  The point-of-sale/service (POS) payments processors, banks and merchants

•                  Financial services providers

•                  Telecommunication services providers

TNS -Delivering Transactions Intelligently

Why Invest

•                  Significant domestic and international growth opportunities in three distinct markets

•                  Highly scalable networks with significant available capacity

•                  Recurring revenues and strong operating cash flows

•                  Experienced, innovative management team

What We Do

•                  Point-of-Sale/Point-of-Service (POS)

•                  Secure, fast, and reliable data transactions for the global payments industry using our fully-managed, value-added IP and X.25 networks

•                  Financial Services

•                  Secure voice and data services to the global financial services industry utilizing our private, secure IP network

•                  Telecommunication Services

•                  Call signaling and database access services utilizing our independent Signaling Systems 7 (SS7) network

Customers outsource their data communications needs to TNS due to our significant industry expertise and ability to deliver value-added, cost-effective solutions

History

[CHART]

TNS Divisions

[GRAPHIC]

International Services Division

(35.8% of Q1 05 revenues)

•                  Provides POS, telecommunications and financial services around the world

Point-of-Service Division

(36.7% of Q1 05 revenues)

•                  Enables optimized transaction delivery between payment processors and ATM or POS terminals

LTM Revenue	$252.1 mm
LTM EBITDA(1)	$67.3 mm
LTM Adj. Earnings(1)	$26.8 mm

Telecommunications Services

Division

(15.9% of Q1 05 revenues)

•                  Call signaling and database access services

Financial Services Division

(11.6% of Q1 05 revenues)

•                  Private financial data and VoIP networks

(1)          Non-GAAP measures

POS Division

Overview

•                  We are the largest, fully-managed, value-added network to the payments industry

POS

[GRAPHIC]	IP, DSL, Wireless,	TNS Network	[GRAPHIC]
Merchant	Dial, Dedicated	(IP/X.25)	Merchant
Processor

•                  Markets served:

•                  POS (credit, debit, ATM and check)

•                  Lotteries

•                  EBT

•                  Health care

•                  Vending

•                  Quick service restaurants

Sample customers

[LOGO]

POS Division

Revenue model

•                  High degree of revenue visibility

•                  Multi-year contracts with minimum commitments

•                  Recurring revenue model – transaction based and monthly recurring fees (TX Secure)

•                  Maintain margins through effective cost management and higher volumes

Industry drivers

•                  Card-based transaction volume growth

•                  Increasing merchant acceptance of credit and debit cards at the point-of-sale

•                  Consumer substitution of more traditional payment forms (checks and cash)

•                  11.1% CAGR from 2002 to 2007(1) in the use of card-based payments

•                  Growing markets:

•                  Wireless (fixed/mobile merchants)

•                  Prepay products

•                  Loyalty programs

•                  Health care

•                  Check truncation (Check 21)

(1) The Nilson Report

(2) ATM & Debit News

Financial Services Division

Overview

•                  Secure voice and data services to 400+ customers in the financial services industry

•                  Private, secure IP network

•                  Supports multiple communications protocols, including FIX

•                  Services include:

•                  Secure Trading Extranet - Seamless, real-time electronic trading and access to market content

•                  Trader Voice (VoIP) - Secure, customized Voice over IP communications

•                  We connect commercial banks, mutual funds, pension funds, broker-dealers, alternative trading systems (ATS), electronic communications networks (ECN) and securities and commodities exchanges

Sample customers

[LOGO]

Financial Services Division

Revenue model

•            Fixed monthly fees based on the number of connections between customers on the TNS network

[CHART]

Industry drivers

•            Globalization of financial markets

•            Standardization of electronic communication protocols, including FIX

•            Proliferation of FIX protocol(1)

•                  100% of large-sized brokers

•                  77% of medium-sized brokers

•                  43% of small-sized brokers

(1) The Tower Group

Telecommunication Services Division

Overview

•                  TNS operates one of four independent SS7 networks in the U.S.

•                  SS7, LEConnect ®, and validation services are growing

•                  Additional service offerings include:

•                  SMS messaging services

•                  GSM Roaming

•                  SMS OffLoad

•                  WiFi aggregator and managed hotspot provider

SS7 network

ILECs	CLECs		IXCs	Wireless Carriers

Local Number Portability	Line Info Databases	Toll Free Databases	Calling Name Delivery Databases	Validation and Fraud Control Services

LEConnect Billing & Collection Dedicated Network Services

IP network

Sample customers

[LOGO]

Revenue model

•                  Fixed monthly fee for call-signaling services

•                  Per-query fees charged for database access and validation services

•                  Multi-year contracts

[CHART]

Industry drivers

•                  Significant number of competitors in telecom

•                  85 U.S wireless providers

•                  540 U.S. wireline providers

•                  Introduction of new competitive telecom service offerings

•                  New telecom regulation (e.g. wireless number portability)

International Services Division

Overview

•                  Building a global network for financial transactions

•                  The TNS technology is easily tailored for local market requirements

•                  The keys to our international success:

•                  Providing customized transaction network solutions is not a core competency of incumbent telecommunications competitors

•                  Existing relationships with key U.S. payment processors expanding internationally

•                  Delivery of cross-border financial transactions

•                  International FSD services can easily leverage the large customer base TNS has already established in the domestic FSD market

Markets served

[GRAPHIC]

Industry drivers

•                  Growth in international transaction volume (15%(1)  in 2002 vs. 10% in the U.S.)

•                  Market for outsourced transaction processing beginning to emerge in countries outside of the U.S.

•                  Growth, automation and globalization of financial markets

•                  Since 2000, the value of electronic transactions on European exchanges has increased from 43.0% to 53.9% of total equity value traded(2)

•                  Where are we going:

•                  Latin America, Asia-Pacific and Central Europe

Sample customers

[LOGO]

(1) Source: The Nilson Report

(2) Federation of European Stock Exchanges

ISD Revenue Growth

[CHART]

How We Do It

•                  Operate multiple data protocols over a common backbone

•                  IP (POS, FSD, TSD, ISD)

•                  SS7 (POS, TSD)

•                  X.25 (ISD, POS)

•                  Our optimized networks address our customer data communications needs

•                  Offer customers a variety of access methods (IP, DSL, Wireless, Dial, Dedicated)

•                  Private, secure, reliable and fast

[GRAPHIC]

Why We Win

Division	Primary Competitors	TNS’ Competitive Advantages
• Dedication to data transport offerings
POS	MCI, AT&T	• Network reliability, speed and value-adds
• Superior support and service

• Global network for cross-border data transport
ISD	Local country telecom incumbents	• Optimum performance and value
• Superior support and service

• Differentiated service suite
TSD	SNET, Verisign, Syniverse	• Network reliability and cost-efficiency
• Superior support and service

• Secure and discrete service offerings
FSD	SAVVIS, Radianz	• Broad access and rapid deployment
• Superior support and service

TNS: Unique Position; Superior Value/Service Proposition

Our Strategy for Growth

Continue to Expand

Customer Base

• Leverage existing relationships

• International expansion

• Financial & Telecom services

• POS growing vertical markets

Develop New

Service

Offerings

• Wireless, dedicated and VPN services

• Vending

• VoIP

Increase Sales to Existing

Customers

• Greater Volume from customers

• Customers expanding abroad

• Cross-sell full range of services

Pursue Strategic

Acquisitions

• Expand range of services

• Accretive to EBITDA

Experienced Management Team

Name	Position	Joined	Background
John J. McDonnell, Jr.	Chairman & CEO	1990	Founded TNS, PaylinX Corp, Digital Radio Networks
Brian J. Bates	President & COO, Director	1990	TNS founding management, PaylinX Corp
Henry H. Graham	EVP, CFO & Treasurer	1998	PaylinX Corp, TNS prior to LBO, OmniLink Communications
Michael Q. Keegan	EVP, General Counsel & Secretary	2001	Internet Partnership Group; LeBoeuf, Lamb, Greene and MacRae, L.L.P.
John J. McDonnell III	EVP, Corporate Development, Director	1993	PaylinX Corp, TNS prior to LBO
Matthew M. Mudd	EVP, Technology	1990	TNS Founding Management, Cogent Communications, PaylinX Corp
Heidi Goff	EVP and GM, POS	2004	USWD, Global Payments, Mastercard International, ADP, IBM
Mark G. Cole	SVP, Network Operations	1992	TNS prior to LBO, U.S. Army, CSC
Edward C. O’Brien	SVP, Corporate Controller	1999	PaylinX Corp, TNS prior to LBO, World Dutyfree, Trak Auto
Alan R. Schwartz	SVP and GM, FSD	1998	TNS prior to LBO, Datastream International
Barry S. Toser	SVP and GM, TSD	2001	TelecomHUB, Paul-Tittle Search Group, GlobalNet International, Sprint, Destia/Viatel, Cable&Wireless Communications, Teleglobe
Scott E. Zeigler	SVP and Chief Systems Officer	1992	TNS prior to LBO, Eastern Computers, Inc., Telecom Systems Integrated, Inc.

Financial Overview

Financial Highlights

•                  Long track record of consistent revenue and EBITDA growth

•                  Strong operating cash flows & rapid deleveraging

•                  Recurring revenues from multi-year contracts with contracted minimums

•                  Conservative balance sheet & moderate leverage

Annual Revenue by Division

($ in millions)

[CHART]

Evolving Revenue Mix

[CHART]

Note: 2005 projections represent the mid-point of guidance range.

Growing Revenue in Higher-Margin Businesses

EBITDA and Adjusted Earnings

EBITA(1)

($ in millions)

[CHART]

Adjusted Earnings(1),(2)

($ in millions)

[CHART]

(1)                               EBITDA is a non-GAAP measure. EBITDA equals operating income plus amortization of intangible assets, depreciation and amortization of property and equipment and stock compensation expense. 2002 amounts are before costs of cancelled initial public offering;

(2)                               Non-GAAP measure equal to pretax income or loss after equity in net loss of unconsolidated affiliate and adding back certain non-cash items including amortization of tangible assets, stock compensation expense and the write-off of debt issuance costs, and the result is tax effected at a 38% rate.

Financial Overview

($ in millions except per share amounts)

	Q1 05	Q1 04	%Chg
International Services Division	$22.6	$16.7	35.8%
Financial Services Division	7.3	6.0	21.9%
Telecommunications Services Division	10.0	8.6	16.6%
Point of Sale Division	23.2	28.9	(19.8)%
	$63.1	$60.2	4.9%
Total Revenue
Gross margin	$32.9	$29.5	11.7%

Gross Profit	52.1%	49.0%	310	BP

EBITDA before stock comp expense (1)	$16.4	$15.1	8.7%

Adjusted earnings (1)	$6.3	$4.9	27.0%

Adjusted earnings per share - diluted (1)(2)	$0.22	$0.33	(33.3)%

Cash flow from operations	$15.1	$5.1	197.5%

(1)                               Non-GAAP measures. Included in selling, general and administrative expenses (SG&A) for the first quarter of 2005 is a pre-tax benefit to earnings of $1.0 million, comprised on a $3.2 million charge related to a legal settlement and a $4.2 million benefit from a reduced state sales tax assessment. Excluding this $1.0 million pre-tax benefit, EBITDA before stock compensation expense was $15.4 million and adjusted earnings was $5.7 million or $0.20 per share.

(2)                               Due to the Company’s IPO in March 2004 and follow-on offering in Q4 04, diluted weighted average shares outstanding were 15.0 million for Q1 04 versus 28.4 million for Q1 05

Balance Sheet Highlights

(Amounts in millions)

	Actual				Pro Forma for Tender Offer (1)
	3/31/05		12/31/04		3/31/05

Cash and equivalents	$24.6		$19.8		$25.6
Total current assets	81.0		77.0		82.0
Current Ratio	1.22	x	1.15	x	1.37	x

Net property and equipment	49.3		50.6		49.3
Total Assets	$353.0		$356.4		$355.9

Long-term debt	$48.0		$51.0		$167.9
Stockholders’ equity	243.2		242.5		125.2
Total Debt/Capitalization	16.5%		17.4%		57.3%
Total Liabilities and Equity	$353.0		$356.4		$355.9
Common shares outstanding	28.1		28.0		21.8

(1)                               Based upon purchase of 6,263,435 shares from tender offer that closed on May 3, 2005 with proceeds from $195 million senior secured credit facility and estimated fees and expenses of $4.1 million.

Outlook

($ in millions)

	2005	2004	% Chg
Total Revenue ($ millions)	$266.0 - $272.0	$249.1	7-9%
Adjusted Earnings(1) ($ millions)	$25.5 - $26.5	$25.4	0-4%

	Q2:05	Q2:04	% Chg
Total Revenue ($ millions)	$64.5 - $65.0	$60.9	6-7%
Adjusted Earnings(1) ($ millions)	$5.4 - $5.6	$6.0	(6-10)%
Adjusted Diluted EPS(1)(2)	$0.22 - $0.23	$0.22	0-5%

(1)                               Non-GAAP measure. Reflects the purchase of 6,263,435 shares from tender offer that closed on May 3, 2005 with proceeds from $195 million senior secured credit facility and estimated fees and expenses of $4.1 million.

(2)                               Based upon diluted weighted average shares outstanding of 24.6 million estimated for Q2 05 versus 27.2 million for Q2 04

Questions and Answers